SUPPLEMENTAL FINANCIAL INFORMATION

The following document contains supplemental quarterly statistical financial information for the quarter ended March 31, 2005. This document is dated May 2, 2005. Protective does not undertake a duty to update such information after such date.

All income per share results are presented on a diluted basis.

The sales statistics given in this document are used by the Company to measure the relative progress of its marketing efforts. These statistics and certain other information reported herein were derived from the Company’s various sales tracking and administrative systems and were not derived from the Company’s financial reporting systems or financial statements. These statistics attempt to measure only one of many factors that may affect future business segment profitability, and therefore are not intended to be predictive of future profitability.

Information About Non-GAAP Financial Measures

Throughout this document, GAAP refers to accounting principles generally accepted in the United States of America. Operating income differs from the GAAP measure, net income, in that it excludes realized investment gains and losses and related amortization and gains and losses related to certain derivative financial instruments, and the cumulative effect of change in accounting principle. Consolidated and segment operating income excludes net realized investment gains (losses) and the related amortization of deferred policy acquisition costs and gains (losses) on derivative instruments. Periodic settlements of interest rate swaps associated with corporate debt and certain investments are included in realized gains (losses) but are considered part of operating income because the swaps are used to mitigate risk in items affecting operating income. Management believes that consolidated and segment operating income (loss) enhances an investor’s and the Company’s understanding of the Company’s results of operations, as it represents the basis on which the performance of the Company’s business is internally assessed.

As prescribed by generally accepted accounting principles, certain investments are recorded at their market values with the resulting unrealized gains (losses) reduced by a related adjustment to deferred policy acquisition costs, net of income tax, reported as a component of share-owners’ equity. The market values of fixed maturities increase or decrease as interest rates rise or fall. The Company believes that an insurance company’s share-owners’ equity may be difficult to analyze without disclosing the effects of recording accumulated other comprehensive income, including unrealized gains (losses) on investments. Therefore, the Company reports the non-GAAP measure share owners’ equity per share excluding accumulated other comprehensive income, including unrealized gains (losses) on investments. This non-GAAP measure may be reconciled to the GAAP measure, share owners’ equity per share by including accumulated other comprehensive income, including unrealized gains (losses) on investments.

PROTECTIVE LIFE CORPORATION										Draft
Quarterly Financial Highlights										5/2/2005
(Dollars in Thousands)										Page 1
(Unaudited)

	2003	2003	2003	2004	2004	2004	2004	2005	3 MOS	3 MOS
	2ND QTR	3RD QTR	4TH QTR	1ST QTR	2ND QTR	3RD QTR	4TH QTR	1ST QTR	2004	2005
Pretax Operating Income *

Life Marketing	$46,116	$39,501	$42,905	$41,601	$43,597	$38,818	$41,881	$39,141	$41,601	$39,141
Acquisitions	24,281	24,831	23,266	21,203	23,461	21,262	21,374	21,035	21,203	21,035
Annuities	2,991	2,633	4,034	2,813	4,975	4,008	4,671	4,064	2,813	4,064
Stable Value Contracts	10,098	9,523	10,152	11,699	13,926	13,313	14,221	14,399	11,699	14,399
Asset Protection	9,761	5,112	4,078	4,603	4,371	5,425	4,680	6,172	4,603	6,172
Corporate & Other	(22,561)	(7,849)	(2,502)	4,305	3,128	12,325	1,802	11,645	4,305	11,645
Total Pretax Operating Income	$70,686	$73,751	$81,933	$86,224	$93,458	$95,151	$88,629	$96,456	$86,224	$96,456

Balance Sheet Data

Total GAAP Assets	$23,238,499	$23,242,879	$24,517,615	$25,372,264	$25,091,026	$25,936,586	$27,211,378	$27,863,074
Share Owners' Equity	$2,026,445	$1,965,756	$2,002,144	$2,196,492	$1,884,869	$2,117,109	$2,166,327	$2,124,402
Share Owners' Equity (excluding accumulated other comprehensive income) **	$1,564,910	$1,606,569	$1,669,559	$1,710,946	$1,763,863	$1,823,064	$1,870,016	$1,925,428

Stock Data

Closing Price	$28.55	$26.75	$29.85	$37.45	$38.67	$39.31	$42.69	$39.30	$37.45	$39.30
Average Shares Outstanding
Basic	70,004,109	70,091,080	70,079,471	70,142,108	70,284,893	70,337,248	70,431,763	70,474,337	70,142,108	70,474,337
Diluted	70,561,795	70,722,885	70,806,034	70,887,591	71,030,983	71,115,468	71,221,826	71,273,760	70,887,591	71,273,760

* "Pretax Operating Income" is a non-GAAP financial measure. "Income Before Income Tax" is a GAAP financial measure to which "Pretax Operating Income" may be compared.
See Page 5 for a reconciliation of "Pretax Operating Income" to "Income Before Income Tax".

** "Share-owners' equity excluding accumulated other comprehensive income" is a non-GAAP financial measure. "Share-owners' equity" is a GAAP financial measure to which
"Share-owners' equity excluding accumulated other comprehensive income" may be compared.
See Page 4 for a reconciliation of "Share-owners' equity excluding accumulated other comprehensive income" to "Share-owners' equity".

PROTECTIVE LIFE CORPORATION										Draft
GAAP Consolidated Statements Of Income										5/2/2005
(Dollars in thousands)										Page 2
(Unaudited)
	2003	2003	2003	2004	2004	2004	2004	2005	3 MOS	3 MOS
	2ND QTR	3RD QTR	4TH QTR	1ST QTR	2ND QTR	3RD QTR	4TH QTR	1ST QTR	2004	2005
REVENUES
Gross Premiums and Policy Fees	$397,652	$424,590	$460,976	$443,796	$456,088	$460,784	$480,628	$472,143	$443,796	$472,143
Reinsurance Ceded	(205,268)	(237,996)	(301,754)	(249,339)	(285,369)	(276,736)	(331,200)	(284,913)	(249,339)	(284,913)
Net Premiums and Policy Fees	192,384	186,594	159,222	194,457	170,719	184,048	149,428	187,230	194,457	187,230
Net investment income	262,744	248,915	261,392	264,608	265,899	279,271	274,439	287,953	264,608	287,953
RIGL - Derivatives	4,334	(9,048)	22,144	5,083	8,740	6,287	(519)	(6,368)	5,083	(6,368)
RIGL - All Other Investments	29,524	27,042	2,676	16,627	(923)	8,181	4,420	27,878	16,627	27,878
Other income	39,981	26,128	28,864	37,419	37,563	40,921	41,907	43,416	37,419	43,416
Total Revenues	528,967	479,631	474,298	518,194	481,998	518,708	469,675	540,109	518,194	540,109

BENEFITS & EXPENSES
Benefits and settlement expenses	304,933	281,693	267,675	287,316	282,469	288,455	272,197	300,434	287,316	300,434
Amortization of deferred policy acquisition costs	64,803	56,241	48,304	59,794	45,053	52,375	42,908	74,251	59,794	74,251
Amortization of goodwill	0	0	0	0	0	0	0	0	0	0
Other operating expenses	58,697	51,872	45,946	59,726	46,769	63,177	53,419	60,456	59,726	60,456
Interest on indebtedness	11,242	11,033	11,084	11,959	12,337	12,435	12,985	13,098	11,959	13,098
Total Benefits and Expenses	439,675	400,839	373,009	418,795	386,628	416,442	381,509	448,239	418,795	448,239

INCOME BEFORE INCOME TAX	89,292	78,792	101,289	99,399	95,370	102,266	88,166	91,870	99,399	91,870
Income tax expense	29,916	26,383	33,729	34,094	34,075	35,793	30,858	31,787	34,094	31,787
Change in Acct Principle	0	0	0	(15,801)	0	0	0	0	(15,801)	-
NET INCOME	$59,376	$52,409	$67,560	$49,504	$61,295	$66,473	$57,308	$60,083	$49,504	$60,083

PER SHARE DATA FOR QUARTER
Operating income-diluted *	$0.67	$0.70	$0.77	$0.80	$0.84	$0.88	$0.80	$0.88
RIGL - Derivatives net of gains related to corp debt and investments	(0.01)	(0.13)	0.16	0.00	0.03	0.02	(0.05)	(0.09)
RIGL - All Other Investments	0.19	0.17	0.02	0.12	(0.01)	0.04	0.05	0.05
Change in Accounting Principle	0.00	0.00	0.00	(0.22)	0.00	0.00	0.00	0.00
Net income-diluted	$0.85	$0.74	$0.95	$0.70	$0.86	$0.94	$0.80	$0.84
Average shares outstanding-diluted	70,561,795	70,722,885	70,806,034	70,887,591	71,030,983	71,115,468	71,221,826	71,273,760
Dividends paid	$0.160	$0.160	$0.160	$0.160	$0.175	$0.175	$0.175	$0.175
PER SHARE DATA FOR YTD
Operating income-diluted *	$1.32	$2.02	$2.79	$0.80	$1.64	$2.52	$3.32	$0.88	$0.80	$0.88
RIGL - Derivatives net of gains related to corp debt and investments	(0.11)	(0.24)	(0.08)	0.00	0.03	0.05	0.00	(0.09)	-	(0.09)
RIGL - All Other Investments	0.17	0.34	0.36	0.12	0.11	0.15	0.20	0.05	0.12	0.05
Change in Accounting Principle	0.00	0.00	0.00	(0.22)	(0.22)	(0.22)	(0.22)	0.00	(0.22)	-
Net income-diluted	$1.38	$2.12	$3.07	$0.70	$1.56	$2.50	$3.30	$0.84	$0.70	$0.84
Average shares outstanding-diluted	70,522,838	70,590,253	70,644,642	70,887,591	70,959,287	71,011,727	71,064,539	71,273,760	70,887,591	71,273,760
Dividends paid	$0.310	$0.470	$0.630	$0.160	$0.335	$0.510	$0.685	$0.175	$0.160	$0.175

* "Operating Income" is a non-GAAP financial measure. "Net Income" is a GAAP financial measure to which "Operating Income" may be compared.

PROTECTIVE LIFE CORPORATION								Draft
GAAP Consolidated Balance Sheets								5/2/2005
(Dollars in thousands)								Page 3
(Unaudited)

	2003	2003	2003	2004	2004	2004	2004	2005
	2ND QTR	3RD QTR	4TH QTR	1ST QTR	2ND QTR	3RD QTR	4TH QTR	1ST QTR
ASSETS
Fixed maturities	$12,504,655	$12,452,180	$13,355,911	$13,875,517	$13,295,606	$13,679,358	$14,412,605	$15,263,694
Equity securities	56,248	52,460	46,731	58,362	57,802	59,635	58,941	59,605
Mortgage loans	2,543,013	2,678,360	2,733,722	2,746,706	2,836,683	2,904,729	3,005,418	3,042,584
Investment real estate	16,930	16,781	18,126	108,098	107,163	107,220	107,246	104,986
Policy loans	532,981	523,869	502,748	492,782	486,661	485,282	482,780	472,345
Other long-term investments	258,897	246,177	249,494	231,161	197,246	217,270	259,025	222,943
Long-term investments	15,912,724	15,969,827	16,906,732	17,512,626	16,981,161	17,453,494	18,326,015	19,166,157
Short-term investments	804,923	582,830	519,419	516,988	694,002	1,042,278	1,059,557	816,335
Total investments	16,717,647	16,552,657	17,426,151	18,029,614	17,675,163	18,495,772	19,385,572	19,982,492
Cash	91,093	105,019	136,698	114,972	105,518	117,118	130,596	53,673
Accrued investment income	185,300	194,115	189,232	198,564	194,403	204,977	196,076	202,008
Accounts and premiums receivable	63,464	55,879	57,944	95,943	53,958	51,504	44,364	50,271
Reinsurance receivable	2,270,817	2,299,140	2,350,606	2,473,372	2,526,722	2,631,037	2,750,260	2,835,979
Deferred policy acquisition costs	1,690,297	1,774,727	1,817,990	1,824,319	1,886,854	1,792,335	1,821,972	1,913,803
Goodwill	47,312	47,312	47,312	46,619	46,619	46,619	46,619	46,619
Property and equipment, net	46,392	45,663	45,640	45,143	46,821	46,359	45,454	44,520
Other assets	266,272	201,738	225,235	243,275	240,139	243,972	264,512	259,622
Assets Related to Separate Accounts
Variable Annuity	1,718,478	1,813,738	2,045,038	2,113,413	2,121,517	2,110,082	2,308,858	2,256,920
Variable Universal Life	137,027	148,511	171,408	182,665	188,963	192,478	217,095	217,167
Other	4,400	4,380	4,361	4,365	4,349	4,333	0	0

TOTAL ASSETS	$23,238,499	$23,242,879	$24,517,615	$25,372,264	$25,091,026	$25,936,586	$27,211,378	$27,863,074

PROTECTIVE LIFE CORPORATION								Draft
GAAP Consolidated Balance Sheets								5/2/2005
(Dollars in thousands)								Page 4
(Unaudited)

LIABILITIES AND SHARE-OWNERS' EQUITY
	2003	2003	2003	2004	2004	2004	2004	2005
LIABILITIES	2ND QTR	3RD QTR	4TH QTR	1ST QTR	2ND QTR	3RD QTR	4TH QTR	1ST QTR
Policy liabilities and accruals
Future policy benefits and claims	$8,626,989	$8,752,643	$8,948,131	$9,279,904	$9,473,878	$9,682,429	$10,014,106	$10,222,011
Unearned premiums	733,379	733,291	728,190	643,831	634,779	635,364	666,560	673,841
Stable value product deposits	4,214,470	4,135,212	4,676,531	4,923,231	4,921,166	5,143,367	5,562,997	5,670,355
Annuity deposits	3,636,423	3,538,368	3,480,577	3,412,553	3,419,225	3,429,473	3,463,477	3,433,293
Other policyholders' funds	164,840	160,946	158,875	159,458	157,612	155,952	151,660	151,572
Securities sold under repurchase agreements	0	111,725	0	8,660	0	0	0	0
Other liabilities	969,069	901,997	859,034	799,288	884,200	950,556	1,062,706	1,556,637
Accrued income taxes	(19,843)	(43,154)	(34,261)	42,262	(12,074)	(30,943)	13,195	20,544
Deferred income taxes	374,306	362,991	377,990	412,794	210,912	329,272	312,544	265,221
Debt	436,394	440,344	461,329	376,457	385,449	401,541	451,433	451,424
Liabilities related to variable interest entities	0	0	400,000	477,128	476,591	475,953	482,434	481,921
Subordinated debt securities	215,000	215,000	221,650	324,743	324,743	324,743	324,743	324,743

Minority interest - subsidiaries	1,122	1,131	16,618	15,020	14,847	14,877	13,243	13,023
Liabilities related to separate accounts
Variable annuity	1,718,478	1,813,738	2,045,038	2,113,413	2,121,517	2,110,082	2,308,858	2,256,920
Variable universal life	137,027	148,511	171,408	182,665	188,963	192,478	217,095	217,167
Other	4,400	4,380	4,361	4,365	4,349	4,333	0	0
TOTAL LIABILITIES	$21,212,054	$21,277,123	$22,515,471	$23,175,772	$23,206,157	$23,819,477	$25,045,051	$25,738,672

SHARE-OWNERS' EQUITY
Preferred stock	0	0	0	0	0	0	0	0
Common stock	36,626	36,626	36,626	36,626	36,626	36,626	36,626	36,626
Additional paid-in capital	412,282	412,368	418,351	419,147	423,257	425,181	426,927	433,467
Treasury stock	(15,578)	(15,558)	(15,275)	(13,931)	(13,783)	(13,684)	(13,632)	(13,041)
Stock held in trust	(3,149)	(2,979)	(2,788)	(2,365)	(2,855)	0	0	0
Unallocated ESOP shares	(2,367)	(2,367)	(2,367)	(1,989)	(1,989)	(1,989)	(1,989)	(1,610)
Retained earnings	1,137,096	1,178,479	1,235,012	1,273,458	1,322,607	1,376,930	1,422,084	1,469,986
Accumulated other comprehensive income	461,535	359,187	332,585	485,546	121,006	294,045	296,311	198,974

Total Share-owners' Equity	2,026,445	1,965,756	2,002,144	2,196,492	1,884,869	2,117,109	2,166,327	2,124,402

TOTAL LIABILITIES AND EQUITY	$23,238,499	$23,242,879	$24,517,615	$25,372,264	$25,091,026	$25,936,586	$27,211,378	$27,863,074

SHARE-OWNERS' EQUITY PER SHARE
Total Share-owners' Equity	$29.41	$28.53	$29.02	$31.67	$27.16	$30.49	$31.19	$30.52
Accumulated other comprehensive income	6.70	5.21	4.82	7.00	1.74	4.23	4.27	2.86
Excluding accumulated other comprehensive income *	$22.71	$23.31	$24.20	$24.67	$25.41	$26.26	$26.93	$27.66

Total Share-owners' Equity	$2,026,445	$1,965,756	$2,002,144	$2,196,492	$1,884,869	$2,117,109	$2,166,327	$2,124,402
Accumulated other comprehensive income	461,535	359,187	332,585	485,546	121,006	294,045	296,311	198,974
Share-owners' Equity (excluding accumulated other comprehensive income) *	$1,564,910	$1,606,569	$1,669,559	$1,710,946	$1,763,863	$1,823,064	$1,870,016	$1,925,428

Common shares outstanding	68,907,294	68,912,705	68,991,701	69,366,395	69,407,945	69,435,440	69,449,889	69,615,285
Treasury Stock shares	4,344,666	4,339,255	4,260,259	3,885,565	3,844,015	3,816,520	3,802,071	3,636,675

* "Share-owners' equity excluding accumulated other comprehensive income" is a non-GAAP financial measure. "Share-owners' equity" is a GAAP financial measure to which
"Share-owners' equity excluding accumulated other comprehensive income" may be compared.

PROTECTIVE LIFE CORPORATION										Draft
Calculation of Operating Earnings Per Share										5/2/2005
(Dollars in thousands)										Page 5
(Unaudited)
	2003	2003	2003	2004	2004	2004	2004	2005	3 MOS	3 MOS
	2ND QTR	3RD QTR	4TH QTR	1ST QTR	2ND QTR	3RD QTR	4TH QTR	1ST QTR	2004	2005

CALCULATION OF NET INCOME PER SHARE

Net income	$59,376	$52,409	$67,560	$49,504	$61,295	$66,473	$57,308	$60,083	$49,504	$60,083

Average shares outstanding-basic	70,004,109	70,091,080	70,079,471	70,142,108	70,284,893	70,337,248	70,431,763	70,474,337	70,142,108	70,474,337
Average shares outstanding-diluted	70,561,795	70,722,885	70,806,034	70,887,591	71,030,983	71,115,468	71,221,826	71,273,760	70,887,591	71,273,760

Net income per share-basic	$0.85	$0.75	$0.96	$0.71	$0.87	$0.94	$0.82	$0.85	$0.71	$0.85
Net income per share-diluted	$0.85	$0.74	$0.95	$0.70	$0.86	$0.94	$0.80	$0.84	$0.70	$0.84

Income from continuing operations	$59,376	$52,409	$67,560	$65,305	$61,295	$66,473	$57,308	$60,083	$65,305	$60,083
EPS (basic)	$0.85	$0.75	$0.96	$0.93	$0.87	$0.95	$0.81	$0.85	$0.93	$0.85
EPS (diluted)	$0.85	$0.74	$0.95	$0.92	$0.86	$0.94	$0.80	$0.84	$0.92	$0.84

CALCULATION OF REALIZED INVESTMENT GAINS (LOSSES) PER SHARE

RIGL - Derivatives	$4,334	$(9,048)	$22,144	$5,083	$8,740	$6,287	$(519)	$(6,368)	$5,083	$(6,368)
Derivative Gains related to Corporate Debt and Investments	(5,885)	(4,786)	(4,782)	(4,875)	(5,354)	(4,684)	(4,309)	(3,684)	(4,875)	(3,684)
RIGL - All Other Investments	29,524	27,042	2,676	16,627	(923)	8,181	4,420	27,878	16,627	27,878
Related amortization of DAC	(9,367)	(8,167)	(682)	(3,660)	(551)	(2,669)	(55)	(22,412)	(3,660)	(22,412)
	18,606	5,041	19,356	13,175	1,912	7,115	(463)	(4,586)	13,175	(4,586)
Tax effect	(6,512)	(1,764)	(6,775)	(4,611)	(669)	(2,491)	162	1,605	(4,611)	1,605
	$12,094	$3,277	$12,581	$8,564	$1,243	$4,624	$(301)	$(2,981)	$8,564	$(2,981)

RIGL - Derivatives per share-diluted	$(0.01)	$(0.13)	$0.16	$-	$0.03	$0.02	$(0.05)	$(0.09)	$-	$(0.09)
RIGL - All Other Investments per share-diluted	$0.19	$0.17	$0.02	$0.12	$(0.01)	$0.04	$0.05	$0.05	$0.12	$0.05

OPERATING INCOME PER SHARE *

Net income per share-diluted	$0.85	$0.74	$0.95	$0.70	$0.86	$0.94	$0.80	$0.84	$0.70	$0.84
RIGL - Derivatives per share-diluted	(0.01)	(0.13)	0.16	-	0.03	0.02	(0.05)	(0.09)	-	(0.09)
RIGL - All Other Investments per share-diluted	0.19	0.17	0.02	0.12	(0.01)	0.04	0.05	0.05	0.12	0.05
Change in accounting principle	-	-	-	(0.22)	-	-	-	-	(0.22)	-
Operating income per share-diluted	$0.67	$0.70	$0.77	$0.80	$0.84	$0.88	$0.80	$0.88	$0.80	$0.88

NET OPERATING INCOME *

Net income	$59,376	$52,409	$67,560	$49,504	$61,295	$66,473	$57,308	$60,083	$49,504	$60,083
RIGL - Derivatives net of tax & gains related to corp debt & investments	(1,008)	(8,992)	11,285	135	2,201	1,042	(3,138)	(6,534)	135	(6,534)
RIGL - All Other Investments net of tax and amortization	13,102	12,269	1,296	8,429	(959)	3,583	2,838	3,553	8,429	3,553
Change in accounting principle	-	-	-	(15,801)	-	-	-	-	(15,801)	-
Net operating income	$47,282	$49,132	$54,979	$56,741	$60,053	$61,848	$57,608	$63,064	$56,741	$63,064

PRETAX OPERATING INCOME **

Income before income tax	$89,292	$78,792	$101,289	$99,399	$95,370	$102,266	$88,166	$91,870	$99,399	$91,870
RIGL - Derivatives	4,334	(9,048)	22,144	5,083	8,740	6,287	(519)	(6,368)	5,083	(6,368)
Derivative Gains related to Corporate Debt and Investments	(5,885)	(4,786)	(4,782)	(4,875)	(5,354)	(4,684)	(4,309)	(3,684)	(4,875)	(3,684)
RIGL - All Other Investments	29,524	27,042	2,676	16,627	(923)	8,181	4,420	27,878	16,627	27,878
Related amortization of DAC	(9,367)	(8,167)	(682)	(3,660)	(551)	(2,669)	(55)	(22,412)	(3,660)	(22,412)
Pretax operating income	$70,686	$73,751	$81,933	$86,224	$93,458	$95,151	$88,629	$96,456	$86,224	$96,456

* "Net Operating Income" and "Operating Income Per Share" are non-GAAP financial measures. "Net Income" and "Net Income Per Share" are GAAP financial measures to which "Net Operating Income" and "Operating Income Per Share" may be compared.
** "Pretax Operating Income" is a non-GAAP financial measure. "Income Before Income Tax" is a GAAP financial measure to which "Pretax Operating Income" may be compared.

PROTECTIVE LIFE CORPORATION								Draft
Invested Asset Summary								5/2/2005
(Dollars in millions)								Page 6
(Unaudited)

	2ND QTR	3RD QTR	4TH QTR	1ST QTR	2ND QTR	3RD QTR	4TH QTR	1ST QTR
	2003	2003	2003	2004	2004	2004	2004	2005
Total Portfolio

Fixed Income	$12,504.7	$12,452.2	$13,355.9	$13,875.5	$13,295.6	$13,679.4	$14,412.6	$15,263.7
Mortgage Loans	2,543.0	2,678.4	2,733.7	2,746.7	2,836.7	2,904.7	3,005.4	3,042.6
Real Estate	16.9	16.8	18.1	108.1	107.2	107.2	107.3	105.0
Equities	56.2	52.4	46.7	58.4	57.8	59.6	58.9	59.6
Policy Loans	533.0	523.9	502.8	492.8	486.7	485.3	482.8	472.4
Short Term Investments	804.9	582.8	519.4	517.0	694.0	1,042.3	1,059.6	816.3
Other Long Term Investments	258.9	246.2	249.5	231.1	197.2	217.3	259.0	222.9
Total Invested Assets	$16,717.6	$16,552.7	$17,426.1	$18,029.6	$17,675.2	$18,495.8	$19,385.6	$19,982.5

Fixed Income

Corporate Bonds	$6,620.5	$6,516.6	$6,882.0	$6,951.2	$7,051.5	$7,200.4	$7,466.0	$7,198.0
Mortgage Backed Securities	4,248.9	4,307.2	4,782.6	5,130.8	4,451.7	4,598.3	5,070.2	5,919.3
US Govt Bonds	95.2	90.8	90.2	87.8	77.4	79.3	86.0	388.3
Public Utilities	1,420.3	1,414.2	1,526.9	1,663.8	1,673.8	1,759.2	1,745.5	1,705.6
States, Municipals and Political Subdivisions	23.6	27.3	27.1	27.5	26.9	27.7	30.4	49.6
Preferred Securities	2.1	0.7	3.2	3.3	3.4	3.5	3.6	2.7
Convertibles and Bonds with Warrants	94.1	95.4	43.9	11.1	10.9	11.0	10.9	0.2
Total Fixed Income Portfolio	$12,504.7	$12,452.2	$13,355.9	$13,875.5	$13,295.6	$13,679.4	$14,412.6	$15,263.7

Fixed Income - Quality

AAA	34.3%	34.9%	36.9%	37.8%	34.2%	34.6%	35.9%	40.9%
AA	5.1%	5.7%	5.9%	5.9%	6.4%	6.4%	6.2%	6.0%
A	22.2%	22.8%	22.9%	21.8%	23.5%	23.5%	22.2%	21.0%
BBB	28.9%	28.3%	26.8%	27.4%	28.6%	28.6%	28.9%	25.8%
BB or Less	9.5%	8.3%	7.5%	7.1%	7.3%	6.9%	6.8%	6.3%
Redeemable Preferred Stock	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%

Mortgage Loans - Type

Retail	76.0%	74.2%	74.7%	73.0%	73.2%	71.2%	70.7%	69.6%
Apartments	7.2%	8.0%	7.9%	9.4%	9.2%	10.1%	10.2%	11.7%
Office Buildings	7.2%	8.4%	8.0%	8.3%	8.7%	8.7%	9.2%	9.4%
Warehouses	7.9%	7.9%	8.0%	7.8%	7.4%	8.5%	8.4%	8.3%
Miscellaneous	1.7%	1.5%	1.4%	1.5%	1.5%	1.5%	1.5%	1.0%
	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%

Problem Mortgage Loans

60 Days Past Due	$2.6	$0.0	$0.0	$7.5	$0.0	$5.4	$1.9	$1.9
90 Days Past Due	5.3	7.3	1.3	1.3	3.2	1.9	1.9	8.2
Renegotiated Loans	5.7	5.7	5.7	6.9	5.7	5.7	5.6	5.4
Foreclosed Real Estate	0.0	0.0	4.8	0.0	0.0	1.3	1.4	0.0
	$13.6	$13.0	$11.8	$15.7	$8.9	$14.3	$10.8	$15.5

PROTECTIVE LIFE CORPORATION										Draft
Life Marketing and Acquisitions - Quarterly Earnings Trends										5/2/2005
(Dollars in thousands)										Page 7
(Unaudited)
	2003	2003	2003	2004	2004	2004	2004	2005	3 MOS	3 MOS
	2ND QTR	3RD QTR	4TH QTR	1ST QTR	2ND QTR	3RD QTR	4TH QTR	1ST QTR	2004	2005
INDIVIDUAL LIFE

REVENUES
Gross Premiums and Policy Fees	$137,150	$147,848	$156,051	$155,620	$165,924	$165,006	$171,228	$174,971	$155,620	$174,971
Reinsurance Ceded	(90,880)	(111,140)	(135,537)	(106,125)	(136,547)	(117,796)	(141,985)	(120,416)	(106,125)	(120,416)
Net Premiums and Policy Fees	46,270	36,708	20,514	49,495	29,377	47,210	29,243	54,555	49,495	54,555
Net investment income	22,674	24,195	23,256	21,903	22,389	22,834	23,048	23,407	21,903	23,407
Realized investment gains (losses)	-	-	-	-	-	-	-	-	-	-
Other income	16,972	13,613	15,239	21,243	22,348	25,151	26,053	28,556	21,243	28,556
Total Revenues	85,916	74,516	59,009	92,641	74,114	95,195	78,344	106,518	92,641	106,518

BENEFITS & EXPENSES
Benefits and settlement expenses	30,159	34,982	23,111	38,485	31,494	42,090	32,621	53,776	38,485	53,776
Amortization of deferred policy acquisition costs	11,609	5,643	4,254	12,206	4,588	7,466	3,356	9,806	12,206	9,806
Amortization of goodwill	-	-	-	-	-	-	-	-	-	-
Other operating expenses	12,218	12,704	8,736	20,442	15,000	27,787	21,719	23,810	20,442	23,810
Total Benefits and Expenses	53,986	53,329	36,101	71,133	51,082	77,343	57,696	87,392	71,133	87,392

INCOME BEFORE INCOME TAX	$31,930	$21,187	$22,908	$21,508	$23,032	$17,852	$20,648	$19,126	$21,508	$19,126

WEST COAST

REVENUES
Gross Premiums and Policy Fees	$64,663	$71,562	$92,610	$80,366	$85,007	$88,946	$114,792	$98,798	$80,366	$98,798
Reinsurance Ceded	(51,021)	(56,566)	(88,596)	(62,661)	(68,525)	(73,432)	(111,136)	(79,330)	(62,661)	(79,330)
Net Premiums and Policy Fees	13,642	14,996	4,014	17,705	16,482	15,514	3,656	19,468	17,705	19,468
Net investment income	34,841	34,504	35,230	36,037	36,540	37,151	38,291	37,746	36,037	37,746
Realized investment gains (losses)	-	-	-	-	-	-	-	-	-	-
Other income	9	(43)	199	(100)	-	-	-	-	(100)	-
Total Revenues	48,492	49,457	39,443	53,642	53,022	52,665	41,947	57,214	53,642	57,214

BENEFITS & EXPENSES
Benefits and settlement expenses	31,717	33,559	25,035	33,541	35,198	36,271	24,884	36,007	33,541	36,007
Amortization of deferred policy acquisition costs	7,424	7,145	9,119	8,875	6,338	7,357	8,784	8,021	8,875	8,021
Amortization of goodwill	-	-	-	-	-	-	-	-	-	-
Other operating expenses	(4,835)	(9,561)	(14,708)	(8,867)	(9,079)	(11,929)	(12,954)	(6,829)	(8,867)	(6,829)
Total Benefits and Expenses	34,306	31,143	19,446	33,549	32,457	31,699	20,714	37,199	33,549	37,199

INCOME BEFORE INCOME TAX	$14,186	$18,314	$19,997	$20,093	$20,565	$20,966	$21,233	$20,015	$20,093	$20,015

ACQUISITIONS

REVENUES
Gross Premiums and Policy Fees	$71,326	$71,903	$73,614	$69,469	$69,659	$66,985	$70,281	$65,500	$69,469	$65,500
Reinsurance Ceded	(18,531)	(17,573)	(21,264)	(17,101)	(17,840)	(16,562)	(20,559)	(20,029)	(17,101)	(20,029)
Net Premiums and Policy Fees	52,795	54,330	52,350	52,368	51,819	50,423	49,722	45,471	52,368	45,471
Net investment income	62,520	61,004	60,323	58,655	58,704	57,682	57,458	56,714	58,655	56,714
Realized investment gains (losses)	-	-	-	-	-	-	-	-	-	-
Other income	1,542	(329)	522	717	468	655	432	361	717	361
Total Revenues	116,857	115,005	113,195	111,740	110,991	108,760	107,612	102,546	111,740	102,546

BENEFITS & EXPENSES
Benefits and settlement expenses	72,951	72,500	73,698	73,020	71,340	71,571	71,425	66,399	73,020	66,399
Amortization of deferred policy acquisition costs	8,474	7,817	6,318	7,849	7,476	7,056	6,271	7,071	7,849	7,071
Amortization of goodwill	-	-	-	-	-	-	-	-	-	-
Other operating expenses	11,151	9,857	9,913	9,668	8,714	8,871	8,542	8,041	9,668	8,041
Total Benefits and Expenses	92,576	90,174	89,929	90,537	87,530	87,498	86,238	81,511	90,537	81,511

INCOME BEFORE INCOME TAX	$24,281	$24,831	$23,266	$21,203	$23,461	$21,262	$21,374	$21,035	$21,203	$21,035

PROTECTIVE LIFE CORPORATION							Draft
Life Marketing and Annuities Data							5/2/2005
(Dollars in thousands)							Page 8
(Unaudited)

	2004	2004	2004	2004	2005	3 MOS	3 MOS
	1ST QTR	2ND QTR	3RD QTR	4TH QTR	1ST QTR	2004	2005
INDIVIDUAL LIFE

SALES BY PRODUCT
Term	$24,687	$22,413	$21,085	$17,734	$14,564	$24,687	$14,564
U/L	10,353	10,710	11,272	24,304	28,350	10,353	28,350
VUL	1,125	1,474	1,492	1,145	1,138	1,125	1,138
Total	$36,165	$34,597	$33,849	$43,183	$44,052	$36,165	$44,052

SALES BY DISTRIBUTION
RSM System	$12,740	$12,569	$12,616	$18,000	$17,309	$12,740	$17,309
Empire General	16,733	15,027	14,130	13,171	14,073	16,733	14,073
Stockbrokers	6,059	6,780	7,018	11,854	12,670	6,059	12,670
Direct Response	633	221	85	158	0	633	0
All Other	0	0	0	0	0	0	0
Total	$36,166	$34,597	$33,849	$43,183	$44,052	$36,165	$44,052

WEST COAST

SALES BY PRODUCT
Term	$22,148	$19,794	$19,961	$24,060	$19,944	$22,148	$19,944
U/L	7,344	8,556	5,058	6,972	4,397	7,344	4,397
Total	$29,492	$28,350	$25,019	$31,032	$24,341	$29,492	$24,341

SALES BY DISTRIBUTION
BGA	$26,014	$24,553	$23,678	$27,868	$22,100	$26,014	$22,100
BOLI	3,478	3,797	1,341	3,164	2,241	3,478	2,241
Total	$29,492	$28,350	$25,019	$31,032	$24,341	$29,492	$24,341

ANNUITIES

SALES
Variable Annuity	$61,724	$63,317	$74,231	$83,654	$77,003	$61,724	$77,003
Immediate Annuity	10,966	33,576	23,216	150,179	32,476	10,966	32,476
Market Value Adjusted Annuity	5,128	74,729	83,175	62,201	26,483	5,128	26,483
Equity Indexed Annuity					609	0	609
Total	$77,818	$171,622	$180,622	$296,034	$136,571	$77,818	$136,571

PRETAX OPERATING INCOME
Variable Annuity	$625	$3,492	$2,901	$3,417	$3,735	$625	$3,735
Fixed Annuity	2,188	1,483	1,107	1,254	329	2,188	329
Total	$2,813	$4,975	$4,008	$4,671	$4,064	$2,813	$4,064

DEPOSIT BALANCE
VA Fixed Annuity	$275,462	$269,353	$269,363	$262,295	$251,822
VA Separate Account Annuity	2,012,396	2,026,781	2,023,325	2,222,102	2,176,065
Sub-total	2,287,858	2,296,134	2,292,688	2,484,397	2,427,887
Fixed Annuity	2,877,159	2,930,544	2,986,179	3,173,862	3,195,043
Total	$5,165,017	$5,226,678	$5,278,867	$5,658,259	$5,622,930

PROTECTIVE LIFE CORPORATION										Draft
Annuities, Stable Value Contracts, and Asset Protection										5/2/2005
Quarterly Earnings Trends (Dollars in thousands)										Page 9
(Unaudited)
	2003	2003	2003	2004	2004	2004	2004	2005	3 MOS	3 MOS
	2ND QTR	3RD QTR	4TH QTR	1ST QTR	2ND QTR	3RD QTR	4TH QTR	1ST QTR	2004	2005
ANNUITIES

REVENUES
Gross Premiums and Policy Fees	$6,387	$6,864	$7,131	$7,628	$7,594	$7,370	$7,749	$7,840	$7,628	$7,840
Reinsurance Ceded	-	-	-	-	-	-	-	-	-	-
Net Premiums and Policy Fees	6,387	6,864	7,131	7,628	7,594	7,370	7,749	7,840	7,628	7,840
Net investment income	57,780	54,660	53,450	51,588	51,523	52,854	54,923	56,150	51,588	56,150
RIGL - Derivatives	-	-	-	-	-	-	-	(162)	-	(162)
RIGL - All Other Investments	11,206	8,582	2,918	6,004	290	3,524	55	27,624	6,004	27,624
Other income	2,075	2,368	2,361	1,785	1,555	1,556	2,108	1,726	1,785	1,726
Total Revenues	77,448	72,474	65,860	67,005	60,962	65,304	64,835	93,178	67,005	93,178

BENEFITS & EXPENSES
Benefits and settlement expenses	51,339	48,385	45,245	46,046	44,456	46,526	46,243	48,080	46,046	48,080
Amortization of deferred policy acquisition costs	13,967	13,508	6,335	9,057	7,119	8,459	7,636	29,638	9,057	29,638
Amortization of goodwill	-	-	-	-	-	-	-	-	-	-
Other operating expenses	7,312	7,533	8,010	6,745	4,673	5,456	6,285	6,346	6,745	6,346
Total Benefits and Expenses	72,618	69,426	59,590	61,848	56,248	60,441	60,164	84,064	61,848	84,064

INCOME BEFORE INCOME TAX	4,830	3,048	6,270	5,157	4,714	4,863	4,671	9,114	5,157	9,114

Adjustments to Reconcile to Operating Income:
Less: RIGL - Derivatives	-	-	-	-	-	-	-	(162)	-	(162)
Less: RIGL - All Other Investments	11,206	8,582	2,918	6,004	290	3,524	55	27,624	6,004	27,624
Add back: Related amortization of deferred policy acquisition costs	9,367	8,167	682	3,660	551	2,669	55	22,412	3,660	22,412

PRETAX OPERATING INCOME	$2,991	$2,633	$4,034	$2,813	$4,975	$4,008	$4,671	$4,064	$2,813	$4,064

STABLE VALUE CONTRACTS

REVENUES
Gross Premiums and Policy Fees	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Reinsurance Ceded	-	-	-	-	-	-	-	-	-	-
Net Premiums and Policy Fees	-	-	-	-	-	-	-	-	-	-
Net investment income	59,090	56,441	59,041	64,033	66,666	66,472	71,013	73,875	64,033	73,875
RIGL - Derivatives	940	523	173	271	135	700	53	292	271	292
RIGL - All Other Investments	3,320	9,222	2,280	3,608	1,887	6,292	279	327	3,608	327
Other income	-	-	-	-	-	-	-	-	-	-
Total Revenues	63,350	66,186	61,494	67,912	68,688	73,464	71,345	74,494	67,912	74,494

BENEFITS & EXPENSES
Benefits and settlement expenses	46,957	45,374	46,469	49,769	50,720	50,301	54,378	57,169	49,769	57,169
Amortization of deferred policy acquisition costs	519	542	619	761	803	894	1,022	1,084	761	1,084
Amortization of goodwill	-	-	-	-	-	-	-	-	-	-
Other operating expenses	1,516	1,002	1,801	1,804	1,217	1,964	1,392	1,223	1,804	1,223
Total Benefits and Expenses	48,992	46,918	48,889	52,334	52,740	53,159	56,792	59,476	52,334	59,476

INCOME BEFORE INCOME TAX	14,358	19,268	12,605	15,578	15,948	20,305	14,553	15,018	15,578	15,018

Adjustments to Reconcile to Operating Income:
Less: RIGL-Derivatives	940	523	173	271	135	700	53	292	271	292
Less: RIGL-All Other Investments	3,320	9,222	2,280	3,608	1,887	6,292	279	327	3,608	327

PRETAX OPERATING INCOME	$10,098	$9,523	$10,152	$11,699	$13,926	$13,313	$14,221	$14,399	$11,699	$14,399

ASSET PROTECTION

REVENUES
Gross Premiums and Policy Fees	$104,153	$112,850	$118,276	$118,179	$115,354	$120,558	$105,190	$114,004	$118,179	$114,004
Reinsurance Ceded	(44,026)	(52,128)	(56,128)	(63,106)	(62,120)	(68,755)	(57,362)	(65,063)	(63,106)	(65,063)
Net Premiums and Policy Fees	60,127	60,722	62,148	55,073	53,234	51,803	47,828	48,941	55,073	48,941
Net investment income	9,132	9,484	8,790	7,541	7,500	7,922	7,976	7,600	7,541	7,600
Realized investment gains (losses)	-	-	-	-	-	-	-	-	-	-
Other income	18,167	8,833	8,267	9,062	9,117	9,565	8,732	8,537	9,062	8,537
Total Revenues	87,426	79,039	79,205	71,676	69,851	69,290	64,536	65,078	71,676	65,078

BENEFITS & EXPENSES
Benefits and settlement expenses	33,868	34,676	37,164	32,199	33,363	29,226	26,219	26,529	32,199	26,529
Amortization of deferred policy acquisition costs	21,425	19,838	20,574	19,956	17,522	20,042	14,753	17,546	19,956	17,546
Amortization of goodwill	-	-	-	-	-	-	-	-	-	-
Other operating expenses	22,372	19,413	17,389	14,918	14,595	14,597	18,884	14,831	14,918	14,831
Total Benefits and Expenses	77,665	73,927	75,127	67,073	65,480	63,865	59,856	58,906	67,073	58,906

INCOME BEFORE INCOME TAX	$9,761	$5,112	$4,078	$4,603	$4,371	$5,425	$4,680	$6,172	$4,603	$6,172

PROTECTIVE LIFE CORPORATION							Draft
Stable Value Contracts and Asset Protection Data							5/2/2005
(Dollars in thousands)							Page 10
(Unaudited)

	2004	2004	2004	2004	2005	3 MOS	3 MOS
	1ST QTR	2ND QTR	3RD QTR	4TH QTR	1ST QTR	2004	2005
STABLE VALUE CONTRACTS

SALES
GIC	$-	$39,000	$15,000	$5,000	$24,050	$-	$24,050
GFA - Direct Institutional	-	960	-	66,060	-	0	0
GFA - Non-Registered	-	-	-	-	-	0	0
GFA - Registered - Institutional	300,000	-	625,000	-	350,000	300,000	350,000
GFA - Registered - Retail	221,500	68,250	135,520	106,290	31,800	221,500	31,800
Total	$521,500	$108,210	$775,520	$177,350	$405,850	$521,500	$405,850

DEPOSIT BALANCE
Quarter End Balance	$4,923,231	$4,921,166	$5,143,367	$5,562,997	$5,670,355
Average Daily Balance	$4,851,592	$5,062,014	$5,112,019	$5,455,427	$5,716,571	$4,851,592	$5,716,571

OPERATING SPREAD	0.99%	1.13%	1.07%	1.07%	1.04%	0.99%	1.04%

	2004	2004	2004	2004	2005	3 MOS	3 MOS
	1ST QTR	2ND QTR	3RD QTR	4TH QTR	1ST QTR	2004	2005

ASSET PROTECTION

SALES
Credit	$51,246	$59,035	$59,543	$47,761	$50,106	$51,246	$50,106
Service Contracts	44,275	54,861	56,627	47,220	47,138	44,275	47,138
Other	8,151	8,941	8,883	13,780	9,075	8,151	9,075
Total	$103,672	$122,837	$125,053	$108,761	$106,319	$103,672	$106,319

PROTECTIVE LIFE CORPORATION										Draft
Corporate & Other Segment - Quarterly Earnings Trends										5/2/2005
(Dollars in thousands)										Page 11
(Unaudited)
	2003	2003	2003	2004	2004	2004	2004	2005	3 MOS	3 MOS
	2ND QTR	3RD QTR	4TH QTR	1ST QTR	2ND QTR	3RD QTR	4TH QTR	1ST QTR	2004	2005

REVENUES
Gross Premiums and Policy Fees	$13,973	$13,563	$13,294	$12,534	$12,550	$11,919	$11,373	$11,030	$12,534	$11,030
Reinsurance Ceded	(810)	(589)	(229)	(346)	(337)	(191)	(143)	(75)	(346)	(75)
Net Premiums and Policy Fees	13,163	12,974	13,065	12,188	12,213	11,728	11,230	10,955	12,188	10,955
Net investment income	16,707	8,627	21,302	24,851	22,577	34,356	21,730	32,461	24,851	32,461
RIGL - Derivatives	3,394	(9,571)	21,971	4,812	8,605	5,587	(572)	(6,498)	4,812	(6,498)
RIGL - All Other Investments	14,998	9,238	(2,522)	7,015	(3,100)	(1,635)	4,086	(73)	7,015	(73)
Other income	1,216	1,686	2,276	4,712	4,075	3,994	4,582	4,236	4,712	4,236
Total Revenues	49,478	22,954	56,092	53,578	44,370	54,030	41,056	41,081	53,578	41,081

BENEFITS & EXPENSES
Benefits and settlement expenses	37,942	12,217	16,953	14,256	15,898	12,470	16,427	12,474	14,256	12,474
Amortization of deferred policy acquisition costs	1,385	1,748	1,085	1,090	1,207	1,101	1,086	1,085	1,090	1,085
Amortization of goodwill	-	-	-	-	-	-	-	-	-	-
Other operating expenses	20,205	21,957	25,889	26,975	23,986	28,866	22,536	26,132	26,975	26,132
Total Benefits and Expenses	59,532	35,922	43,927	42,321	41,091	42,437	40,049	39,691	42,321	39,691

INCOME BEFORE INCOME TAX	(10,054)	(12,968)	12,165	11,257	3,279	11,593	1,007	1,390	11,257	1,390

Adjustments to Reconcile to Operating Income:
Less: RIGL-Derivatives	3,394	(9,571)	21,971	4,812	8,605	5,587	(572)	(6,498)	4,812	(6,498)
Less: RIGL-All Other Investments	14,998	9,238	(2,522)	7,015	(3,100)	(1,635)	4,086	(73)	7,015	(73)
Add back: Derivative gains related to corporate debt and investments	5,885	4,786	4,782	4,875	5,354	4,684	4,309	3,684	4,875	3,684

PRETAX OPERATING INCOME	$(22,561)	$(7,849)	$(2,502)	$4,305	$3,128	$12,325	$1,802	$11,645	$4,305	$11,645